FFTW FUNDS, INC.

200 PARK AVENUE, 46TH FLOOR, NEW YORK, NEW YORK 10166 (212) 681-3000

Distributed by:
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

STATEMENT OF ADDITIONAL INFORMATION

Advisor Class and Investor Class Shares

April 30, 2006, as amended on May 3, 2006

FFTW Funds, Inc. (the "Fund") is a no-load, open-end management investment company managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser" or “FFTW, Inc.”). The Fund currently consists of seventeen portfolios (each a "Portfolio") as described below:

U.S. Short-Term
Limited Duration
Mortgage-Backed
Worldwide
Worldwide Core
International
U.S. Inflation-Indexed
Global Inflation-Indexed Hedged

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Portfolios' Prospectuses dated April 30, 2006 (as amended from time to time). Financial statements are incorporated by reference into this SAI from the Fund’s Annual Report. You can obtain a free copy of a Prospectus or the Fund's most recent Annual or Semi-Annual Report by contacting the Fund at (800) 247-0473. This SAI incorporates the Prospectuses by reference.

OVERVIEW OF THE FUND

HISTORY OF THE FUND

The Fund commenced operations on December 6, 1989. From its inception as a Maryland corporation on February 23, 1989 to September 27, 1989, the Fund's name was "FFTW Institutional Reserves Fund, Inc." From September 27, 1989 to July 22, 1991 the Fund's name was "FFTW Reserves, Inc." On July 22, 1991 the Fund's name was changed to its present name, "FFTW Funds, Inc." The U.S. Short-Term Portfolio commenced operations on December 6, 1989, the Worldwide Portfolio commenced operations on April 15, 1992 and the Worldwide Core Portfolio commenced operations on May 19, 1992. These Portfolios were called the Short-Term Series (and prior to September 18, 1991, the FFTW Institutional Reserves Fund), Worldwide Series and Worldwide-Hedged Series (now known as Worldwide Core Portfolio), respectively. The Limited Duration Portfolio commenced operations on July 26, 1993. The International Portfolio commenced operations on May 9, 1996 and the Mortgage-Backed Portfolio commenced operations on April 29, 1996. The U.S. Inflation-Indexed Portfolio commenced operations on January 2, 2001. The Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003. The Board of Directors approved a name change for several Portfolios, eliminating "Fixed Income" from their name. Effective September 11, 1998, the name of the Stable Return Portfolio was changed to Limited Duration Portfolio and the name of the Mortgage Total Return Portfolio was changed to the Mortgage-Backed Portfolio. Effective April 30, 2001, the name of the Worldwide-Hedged Portfolio was changed to Worldwide Core Portfolio. Effective January 1, 2003, the names of the Inflation-Indexed Hedged Portfolio and the Inflation-Indexed Portfolio were changed to the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio, respectively. Effective April 30, 2005, a new class of shares called the “Investor Class Shares” was issued by the Fund. Outstanding shares of the Fund prior to April 30, 2005, were re-designated as the “Advisor Class Shares.”

ORGANIZATION OF THE FUND
STOCK ISSUANCE
The Fund's authorized capital stock consists of 5,000,000,000 shares, each with $.001 par value. Each Portfolio has been allocated 200,000,000 shares, with 100,000,000 shares classified as shares of the Investor Class and 100,000,000 shares classified as shares of the Advisor Class. 1,600,000,000 shares remain unallocated.

SHAREHOLDER VOTING
Each Portfolio's shares have equal voting rights, meaning that all shareholders have one vote for each share held. All issued and outstanding shares are fully paid and non- assessable, transferable, and redeemable at net asset value at the shareholder's option. Shares have no preemptive or conversion rights. Shares may be voted in the aggregate, by Portfolio, and by Class.

The Fund's shares have non-cumulative voting rights. Thus, in a Board of Directors election, shareholders holding more than 50% of the voting shares can elect 100% of the Directors if they choose to do so. In such event, the holders of the remaining voting shares (less than 50%) will be unable to elect any person or persons to the Board of Directors.

CROSS PORTFOLIO LIABILITY
No Portfolio of the Fund shall be liable for the obligations of any other Portfolio.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS
The Fund is managed by its Board of Directors. The Board of Directors is generally responsible for management of the business and affairs of the Fund. The Board of Directors formulates the general policies of the Fund, approves contracts and authorizes Fund officers to carry out the decisions of the Board. The Board of Directors and principal officers of the Fund are listed below together with information on their positions with the Fund, address, and principal occupations during the past five years and other principal business affiliations. Independent Directors are not "interested persons" (as defined in the Investment Company Act of 1940 Act) of the Fund. This information is as of April 30, 2006.

Independent Directors:

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John C Head III (1948) c/o FFTW, Inc. 200 Park Avenue New York, NY 10166	Director and Chairman of the Board	Director since June 1989; Chairman of the Board since September 2005	Managing Member of Head & Company L.L.C. since 1987.	17	Director of several private companies.
Lawrence B. Krause (1929) c/o FFTW, Inc. 200 Park Avenue New York, NY 10166	Director	Since April 1991	Professor Emeritus at the University of California - San Diego ("UCSD"), La Jolla, CA from 1987 to 1998; member of the Council on Foreign Relations and Journal of Economic Research.	17	Director- PriceSmart Inc.
Saul H. Hymans (1937) c/o FFTW, Inc. 200 Park Avenue New York, NY 10166	Director	Since April 1999	Professor Emeritus of Economics and Statistics and Director of the Research Seminar in Quantitative Economics at the University of Michigan; member of the Michigan faculty since 1964.	17	N/A
Andrea Redmond (1956) c/o FFTW, Inc. 200 Park Avenue	Director	Since April 1999	Managing Director of Russell Reynolds Associates, Inc., an executive search firm, since 1986.	17	N/A
1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

Interested Director:

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen P. Casper[2] (1950) FFTW, Inc. 200 Park Avenue New York, NY 10166	Director, Chief Executive Officer and President	Chief Executive Officer and President since November 2002, formerly Vice President from February 2001-November 2002, Director since November 1997; formerly, Treasurer from October 1990 - November 1997	Managing Director of FFTW, Inc. and its parent company, Charter Atlantic Corporation since December 1991; Chief Executive Officer and President from April 2004; Chief Operating Officer of FFTW, Inc. and its parent company, Charter Atlantic Corporation since May 2001.	17
Director of the following Boards: The Depository Trust & Clearing Corporation, The Depository Trust Company, The National Securities Clearing Corporation, The Emerging Markets Clearing Corporation, The Fixed Income Clearing Corporation, Fischer Francis Trees & Watts (Singapore) Pte Ltd, FFTW Funds Selection, FFTW Funds Selection II, FFTW Diversified Alpha Fund Ltd., FFTW Global Credit Fund SPC, MarketAxess Holdings, Inc., FFTW Mortgage Total Return Fund plc, and FFTW Global Debt Fund plc.

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.
2 Mr. Casper is considered an “interested person” of FFTW Funds, Inc. (the “Fund”) as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) because of his position with FFTW, Inc., the Investment Adviser to the Fund.

Principal Officers:

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael L. Wyne (1960) FFTW, Inc. 200 Park Avenue New York, NY 10166	Vice President	Since December 2003	Director of Operations/Head of Global Reporting/Analytics and Marketing at FFTW, Inc. since 1986.
William E. Vastardis (1955) Vastardis Fund Services LLC 41 Madison Avenue, 30th Floor New York, NY 10010	Treasurer, Chief Financial Officer, Chief Compliance Officer (CCO) and Anti-Money Laundering Compliance Officer (AMLCO)	Treasurer and Principal Financial Officer since November 1997; formerly, Secretary from February 1998 to May 2000; CCO since October 2004; AMLCO since September 2002
President of Vastardis Fund Services (formerly EOS Fund Services LLC) since 2003 and Chief Executive Officer of Vastardis Compliance Services LLC (formerly EOS Compliance Services LLC) since 2004; Managing Director for Investors Capital Services, Inc. (formerly AMT Capital Services, Inc.) from 1992 to 2003.

Victoria B. McFarlane (1966) Investors Bank & Trust 200 Clarendon Street Boston, MA 02116	Assistant Treasurer	Since December 2003	Senior Director, Mutual Fund Administration, Investors Bank & Trust Company since April 2002; Assistant Vice President, MFS Investment Management from 1998 to 2002.
Robin Meister (1958) FFTW, Inc. 200 Park Avenue New York, NY 10166	Secretary and Chief Legal Officer	Secretary Since May 2000 and Chief Legal Officer since September 2003	Chief Compliance Officer of FFTW Inc. since 2004; Chief Legal and Risk Officer of FFTW, Inc. since 2002; Managing Director of FFTW, Inc. since 2003; General Counsel of FFTW Inc. since 1998.
Brian F. Link (1972) Investors Bank & Trust 200 Clarendon Street Boston, MA 02116	Assistant Secretary	Since May 2005
Senior Associate Counsel, Mutual Fund Administration, Investors Bank & Trust Company since September 2005; Associate Counsel, Mutual Fund Administration, Investors Bank & Trust Company since May 2004; Senior Product Manager, Deutsche Asset Management from 2003-2004; Product Manager, Fidelity Investments from 2000-2003.

1 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

No employee of the Investment Adviser, or Investors Bank & Trust Company ("Investors Bank"; the "Custodian"; the "Transfer Agent"; or the “Administrator”) or Vastardis Fund Services LLC (“Vastardis Fund Services” or the “Operations Monitoring Agent”) receives compensation from the Fund for acting as an officer or director of the Fund. FFTW Funds, Inc. pays each director who is not a director, officer or employee of the Investment Adviser or Investors Bank or any of their affiliates, an annual retainer of $40,000 which is paid in quarterly installments. The Chairman of the Board receives additional compensation of $10,000 on an annual basis, which is paid in quarterly installments.

DIRECTOR'S COMPENSATION TABLE FISCAL YEAR ENDED DECEMBER 31, 2005

	Aggregate	Pension or	Estimated	Total Compensation
	Compensation	Retirement Benefits	Annual	From Registrant
	From	Accrued As Part	Benefits Upon	and Fund Complex
Director	Registrant	of Fund Expenses	Retirement	Paid to Directors
John C Head III*	$50,000	$	$	$50,000
Saul H. Hymans	$40,000	$	$	$40,000
Lawrence B. Krause	$40,000	$	$	$40,000
Andrea Redmond	$40,000	$	$	$40,000
Stephen P. Casper**	$0	$0	$0	$0
* Director and Chairman of the Board
** Received no compensation from the Fund.

By virtue of the responsibilities assumed by the Investment Adviser, Investors Bank, Vastardis Fund Services and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of March 31, 2006.

Directors’ Share Ownership in the Fund as of December 31, 2005

Name of Director	Dollar Range of Equity Securities in each Portfolio of the Fund	Aggregate Dollar Range of Equity Securities in the Portfolios of the Fund
Independent Directors
John C Head III	None	None
Lawrence B. Krause	None	None
Saul H. Hymans	None	None
Andrea Redmond	None	None
Interested Director
Stephen P. Casper	International Portfolio $50,001-$100,000	$50,001-$100,000

As of December 31, 2005, neither the Independent Directors nor any of their immediate family members owned any securities issued by FFTW, Inc., Charter Atlantic Corporation, Quasar Distributors, LLC (“Quasar”) or any other company controlling, controlled by or under common control with FFTW, Inc., Charter Atlantic Corporation or Quasar, except as noted above.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee and Nominating Committee, each of which is comprised of all of the Independent Directors of the Fund. Currently, Messrs. Head, Hymans and Krause and Ms. Redmond comprise both the Audit and Nominating Committees.

The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, nominates Independent Directors for election to the Fund’s Board of Directors. The Nominating Committee met one time during the fiscal year ended December 31, 2005. The Nominating Committee will not consider nominees recommended by shareholders. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, recommends the selection and compensation of the Fund’s accounting firm; pre-approves all audit and non-audit services; oversees the Fund’s accounting and financial reporting policies and practices and its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof; ascertains the independence of the Fund’s independent auditors; and acts as liaison between the Fund’s independent auditors and the full Board of Directors. The Audit Committee met four times during the fiscal year ended December 31, 2005.

CODE OF ETHICS
The Fund, Investment Adviser and the Distributor have each adopted a Code of Ethics (each a “Code” and collectively, the "Codes") under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund, who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Portfolio. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio, subject to pre-approval by the Investment Adviser and other restrictions on investment practices that may conflict with the interests of a Portfolio. In addition, covered persons’ purchase of fund shares is also subject to pre-approval.

PROXY VOTING PROCEDURES
The Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Investment Adviser has adopted its own proxy voting policies and guidelines for this purpose. The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Investment Adviser and its affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Portfolios toll-free at (800)247-0473; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

FFTW International Portfolio

Richard Williams, Chief Investment Officer and Managing Director, joined FFTW in 1995 and has held his position since 2003. Previously he was a market specialist focusing on European fixed income markets. In addition to having overall responsibility for the investment team he is a portfolio manager for global bond portfolios. He is also the lead portfolio manager for FFTW’s absolute return strategies.

FFTW Mortgage-Backed Portfolio

John P. Carey, CFA, Managing Director, joined FFTW in 1998. Mr. Carey is head of the Structured Securities Team and a member of the firm’s Investment Strategy Group. He is the portfolio manager for the firm’s mortgage and short duration products. His market responsibilities are focused on fixed-rate CMOs and CMO derivatives.

FFTW Worldwide Portfolio

FFTW Worldwide Core Portfolio

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon leads the US Corporate Credit Team, which determines the security selection of corporate and high yield bonds. He is also one of senior portfolio managers on the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW’s management.

FFTW U.S. Short-Term Portfolio

FFTW Limited Duration Portfolio

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002. Currently, Mr. O’Donnell manages portfolios of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate portfolios.

FFTW U.S. Inflation-Indexed Portfolio

FFTW Global Inflation-Indexed Hedged Portfolio

Paul J. Zhao, Portfolio Manager and Head of Inflation-Linked Securities Team, joined FFTW in 2004. He is the portfolio manager for the firm’s US government and inflation-linked mandates, short duration sovereign portfolios, and global inflation-linked bond funds.

Please refer to the table below for all portfolios managed by the Portfolio Managers listed above. This information is as of December 31, 2005.

Primary Portfolio Managers
	Richard Williams	John Carey	David Marmon	Ken O'Donnell	Paul Zhao

Registered Investment Companies
Total Accounts Managed	21	2	2	10	4
Total Assets Managed*	4,006	674	138	2,043	383
Accounts with Performance Fee	5	0	0	2	0
Assets with Performance Fee*	503	0	0	1,070	0
Accounts without Performance Fee	16	2	2	8	4
Assets without Performance Fee*	3,503	674	138	973	383

Other Pooled Investment Vehicles
Total Accounts Managed	0	0	2	0	0
Total Assets Managed*	0	0	3,181	0	0
Accounts with Performance Fee	0	0	0	0	0
Assets with Performance Fee*	0	0	0	0	0
Accounts without Performance Fee	0	0	2	0	0
Assets without Performance Fee*	0	0	3,181	0	0

Other Accounts
Total Accounts Managed	47	15	14	18	21
Total Assets Managed*	10,394	3,635	3,333	3,037	3,296
Accounts with Performance Fee	7	4	8	4	8
Assets with Performance Fee*	4,913	347	1,698	1,216	1,684
Accounts without Performance Fee	40	11	6	14	13
Assets without Performance Fee*	5,481	3,288	1,635	1,821	1,612

Total Accounts Managed	68	17	18	28	25
Total Assets Managed	14,400	4,309	6,653	5,080	3,679
*in millions
Registered Investment Companies includes Mutual Funds, FFTW Mutual Funds and FFTW Hedge Funds.
Other Pooled Investment Vehicles includes Pooled Trusts and Structured Transactions, for example CDOs.
Other Accounts includes: Banks, Central Banks & Official Institutions, Endowments, Foundations, Insurance clients, Corporate Cash clients, Pensions, Public Fund non-Pensions, Public Fund Pensions and others.

Managing Conflict

Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and other accounts are minimized at the Investment Adviser by the Investment Adviser’s investment management decision-making process and the Investment Adviser’s trade allocation policy.

Investment decisions are executed by FFTW Market Specialists, the Investment Strategy Group (“ISG”) and the specific portfolio team assigned to a client portfolio. Market Specialists are the first and last steps in the investment decision making process. In the first step, senior Market Specialists provide input to the ISG regarding specific investment themes relating to each sector of specialization, which include interest rate management, corporate credit, structured credit and foreign exchange. The ISG meets weekly to identify fixed income sectors that offer the highest relative value over a three to six month horizon and concludes with definitive positive/negative recommendations for sectors. Each portfolio is assigned a Portfolio Manager who is responsible for assuring the implementation of the sector biases of the ISG. These sector biases are expressed in terms of risk exposures relative to a benchmark. A Client Portfolio Manager is responsible for setting a Portfolio’s risk parameters at the Portfolio’s inception, based upon the Portfolio’s specific investment guidelines and overall risk preferences, and is responsible for monitoring the portfolio’s compliance with such parameters. In the last step, Market Specialists decide when to add or subtract investment exposure within a sub-sector and when to execute buy/sell recommendations for individual securities, all consistent with the recommendations of the ISG. This process ensures that investment decisions for specific portfolios are consistent with the firm’s overall strategy, taking into account the individual portfolio’s benchmark, risk parameters and investment guidelines.

In addition, the Investment Adviser executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio's size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

Trade allocation and best execution are monitored and reviewed on a quarterly basis as part of the Compliance Monitoring Program, which is carried out independently by the Investment Adviser’s Risk Oversight Group. This review takes into consideration the Investment Adviser's trading procedures and the nature of the fixed income markets. Trade execution prices for a sample of tickets are compared with an independent source. An explanation is sought from the Market Specialist in case of significant variance between the trade execution price and the independent source. A report is issued to senior management on a quarterly basis. Diversions from the Investment Adviser’s policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.

Compensation Structure

The Investment Adviser aims to provide all staff with total compensation packages competitive with the applicable local market (New York, London, Tokyo and Singapore). Compensation for specific individuals is based on a combination of individual, team and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined.

There are three standard components to the remuneration structure for the professional staff: salary, discretionary bonus and profit sharing. For outstanding members of the staff, there is also the opportunity to become a Shareholder/Managing Director of the Investment Adviser.

A significant portion of remuneration is variable compensation, which is dependent on investment results and value-added results for clients, and on other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to be paid to all qualified employees; for the more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels.

Retention of senior professionals in the investment area is promoted through participation in the firm’s deferred compensation program, a program that defers a portion of incentive compensation for four years and is invested in equity-related units tied to the value of the firm’s stock price.

Individual and team performance are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark, which comprises the bulk of the firm’s portfolios. The market benchmark for each portfolio is identified in the Prospectus. All portfolios are managed within predefined tracking volatility parameters, and have a volatility target, a return target and as a result an expected information ratio. All of these targets are taken into account when evaluating investment professionals. Return relative to peers is taken into account but is given less importance than the parameters detailed above. The risks taken to achieve performance are carefully monitored on an ongoing basis as each client of the Investment Adviser has a tracking error target. Any deviation from this target is monitored by the relevant Chief Investment Officer, the product teams and the client portfolio managers to ensure that neither too much nor too little risk is taken in a portfolio.

The firm manages both long-only portfolios and long-short or alternative investment products. Specifically, the Investment Adviser manages two relative value strategies through two alternative investment vehicles as well as in separate institutional accounts. The firm offers a variety of fee schedules for its investment products which include both performance and management fees, where appropriate. Investment professionals are compensated based upon the totality of all client portfolios for which they exercise investment authority. Factors such as varying fee structures, complexity of investment advice and allocation of resources are considered in determining an individual's compensation. Shareholder/Managing Directors receive discretionary bonuses, which are funded in part from revenue generated from certain accounts for which performance fees are paid. This could create a potential conflict in the management of non-performance fee accounts, including the Fund.

To address these potential conflicts, the Investment Adviser’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm’s clients are disadvantaged in the firm’s management of accounts. Additionally, the firm’s internal controls are tested on a routine schedule as part of the Investment Adviser’s Global Compliance Monitoring Program and, annually, the firm engages its external auditor to perform a SAS 70 exam.

Measurement periods are annual, although salary increases and bonuses are paid at different times of the year. All investment professional's compensation is determined by senior management, upon assessing personal achievement, collective goals and objectives, and overall profitability of the firm.

As of December 31, 2005, neither Richard Williams, John Carey, David Marmon, Ken O’Donnell, nor Paul Zhao owned shares of any FFTW Portfolio.

INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS
The Fund has a separate advisory agreement with respect to each Portfolio. The Fund also has a separate sub-advisory agreement with respect to certain of the Portfolios. Pursuant to their terms, the advisory agreements (the “Advisory Agreements”) between the Fund and the Investment Adviser and the sub-advisory agreements (the "Sub-advisory Agreements") between the Investment Adviser and its affiliate, Fischer Francis Trees & Watts (the "Sub-Adviser"), remain in effect for two years following their date of execution. Thereafter, such agreements will automatically continue for successive annual periods, provided that they are specifically approved at least annually by the Board of Directors or by the vote of a majority of a Portfolio's outstanding shares (as defined in the 1940 Act) voting as a single class, provided, that in either event, the continuance is also approved by:

a.	at least a majority of the Independent Directors of the Board, by vote cast in person at a meeting called for the purpose of voting on such approval; and

b.	the Investment Adviser (Sub-Adviser).

The Independent Directors of the Board consider a number of factors when approving the Advisory and Sub-Advisory Agreements at an annual meeting called specifically for that purpose. At the most recent meeting at which the current Advisory and Sub-Advisory Agreements were approved, the Directors carefully considered the following items: (i) a memorandum from counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in its evaluation of the Advisory and Sub-Advisory Agreements; (ii) a report comparing the performance of each Portfolio of the Fund to the performance of its applicable indices; (iii) a Lipper report comparing each Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Investment Adviser and the Sub-Adviser by each Portfolio of the Fund; (v) the fiduciary duty owed by the Investment Adviser and Sub-Adviser to each Portfolio of the Fund with respect to such compensation; (vi) the services performed by the Investment Adviser/Sub-Adviser and the Investment Adviser/Sub-Adviser’s expertise with respect to those services; and (vii) the Investment Adviser/Sub-Adviser’s profitability.

Each Advisory and Sub-Advisory Agreement is terminable without penalty:

a.	on not less than 60 days' notice by the Board of Directors,

b.	by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or

c.	upon not less than 60 days' notice by the Investment Adviser or the Sub-Adviser.

Each Advisory and Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

INVESTMENT ADVISER'S/SUB-ADVISER'S PAYMENT OF FUND EXPENSES
The Investment Adviser pays all of its expenses arising from the performance of its obligations pursuant to the Advisory Agreements, including:

a.	all executive salaries and expenses of the Fund's directors who are employees of the Investment Adviser or its affiliates,

b.	officers employed by the Investment Adviser or its affiliates; and

c.	the office rent of the Fund.

The Investment Adviser pays all of the fees payable to its affiliate as Sub-Adviser. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

FUND'S PAYMENT OF FUND EXPENSES
Subject to the expense reimbursement provisions described in the Prospectus under "Fee Table,” other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation:

a.	brokerage commissions,	i.	expenses of printing and distributing reports to shareholders,

b.	insurance premiums and extraordinary expenses such as litigation expenses,	j.	expenses of printing and filing reports and other documents filed with governmental agencies,

c.	fees and expenses of independent attorneys,	k.	notices and proxy materials to existing shareholders,

d.	independent registered public accounting firm,	l.	interest,

e	custodians,	m.	expenses of annual and special shareholders’ meetings, and

f.	administrators and operations monitoring agent	n.	fees and expenses of directors of the Fund who are not employees of the Investment Adviser or its affiliates.
g.	expenses of registering and qualifying shares of the Fund under federal and state laws and regulations,

h.	fees and expenses of The chief compliance officer,

PORTFOLIOS' PAYMENT OF FUND EXPENSES
Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser an advisory fee which is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the quarter (in the case of the U.S. Short-Term and Worldwide Portfolios) or month (all other Portfolios):

Active Portfolio	Investment Advisory Fee per Agreement	Current Investment Advisory Fee After Voluntary Fee Waiver*

U.S. Short-Term	0.30%	0.15%
Limited Duration	0.35%	0.15%
Mortgage-Backed	0.30%	0.30%
Worldwide	0.40%	0.40%
Worldwide Core	0.40%	0.25%
International	0.40%	0.40%
U.S. Inflation-Indexed	0.40%	0.20%
Global Inflation-Indexed Hedged	0.40%	0.20%

*Management fees for all Portfolios, except the Mortgage-Backed, Worldwide and International Portfolios, show management fee rates after the voluntary waiver of management fees. Voluntary fee waivers may be terminated at any time.

For the last three fiscal years, the amount of advisory fees paid by each Portfolio (net of waivers of management fees and reimbursements to the Portfolios of other expenses) were as follows:

Portfolio Name	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003

U.S. Short-Term	$193,729	$183,323	$140,911
Limited Duration	$165,546	$147,562	$233,878
Mortgage-Backed	$314,840	$115,306	$130,816
Worldwide	$447,252	$596,562	$609,047
Worldwide Core	$84,828	$145,509	$236,320
International	$321,779	$310,975	$309,152
U.S. Inflation-Indexed	$174,444	$80,011	$130,305
Global Inflation-Indexed Hedged*	$9,574	$127	$19,330

*The Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement dated August 15, 2003, Investors Bank serves as the Fund's Administrator. Investors Bank assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to its terms, the Administration Agreement between the Fund and Investors Bank, is for a period of three years from the above date. Thereafter, the Administrative Agreement will automatically continue for successive annual periods subject to the approval of the Fund's Board of Directors.

The Fund pays Investors Bank a monthly fee at an annual rate of 0.05% of the Fund's average daily net assets on the first $350 million, 0.03% thereafter up to $2 billion and 0.025% on assets over $2 billion and an annual fee of $2,500 per Portfolio for the filing of Form N-Qs. The Fund also reimburses Investors Bank for certain costs.

For the last three fiscal years, the administration fees paid by each Portfolio were as follows:

Portfolio Name	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003

U.S. Short-Term	$53,135	$49,204	$50,977
Limited Duration	$45,685	$39,830	$81,393
Mortgage-Backed	$53,349	$46,482	$73,665
Worldwide	$54,474	$68,483	$85,421
Worldwide Core	$15,568	$24,080	$50,562
International	$33,991	$31,768	$40,933
U.S. Inflation-Indexed	$47,836	$30,910	$43,439
Global Inflation-Indexed Hedged*	$14,236	$9,781	$9,622

*The Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

OPERATIONS MONITORING AGREEMENT

Pursuant to an Operations Monitoring Agreement effective August 15, 2003, Vastardis Fund Services, the President of which serves as an officer of the Fund, earns a fee for providing operations monitoring services to the Fund as well as to other investment vehicles offered by the Investment Adviser according to the following schedule: 0.02% of the first $3.5 billion of the combined average daily net assets of the Fund and the other investment vehicles, 0.015% thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion and 0.005% on assets over $10 billion.

For the period from August 15, 2003 through December 31, 2005, the operations monitoring fees paid by each Portfolio were as follows:

Portfolio Name	Year Ended December 31, 2005	Year Ended December 31, 2004	Period from August 15, 2003- December 31, 2003

U.S. Short-Term	$25,778	$24,442	$7,911
Limited Duration	$22,012	$19,675	$11,338
Mortgage-Backed	$25,895	$23,061	$10,039
Worldwide	$26,898	$34,260	$13,468
Worldwide Core	$6,718	$11,641	$6,340
International	$16,053	$15,549	$5,717
U.S. Inflation-Indexed	$23,539	$15,120	$6,467
Global Inflation-Indexed Hedged	$5,988	$4,348	$1,578

CHIEF COMPLIANCE OFFICER

The Fund has contracted with Vastardis Compliance Services LLC, an affiliate of Vastardis Fund Services, to provide services with respect to the monitoring of the Fund’s compliance program pursuant to Rule 38a-1 of the 1940 Act. Vastardis Compliance Services LLC has designated William E. Vastardis, an officer of the Fund, as the Fund’s Chief Compliance Officer. For these services, the Fund pays Vastardis Compliance Services LLC a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund’s average monthly net assets. The Fund’s Board of Directors approved these arrangements at its regular meeting on September 23, 2004.

PRINCIPAL SECURITIES HOLDERS

As of March 31, 2006, the Investment Adviser had discretionary Advisory Agreements with shareholders of the Fund representing 38% of the Fund's total net assets and therefore may be deemed to be a "control person" of the Fund as such term is defined in the 1940 Act.

All shares of each Portfolio listed in this section are Common Stock, $0.01 per share. Persons who own 25% or more of the outstanding shares of a Portfolio may be deemed “control persons” (as such term is defined in the 1940 Act) and may take actions without the approval of the other shareholders of a Portfolio. As of April 1, 2006, the following persons held 5% or more of the outstanding Advisor Class shares of each Portfolio as indicated below.

U.S. SHORT-TERM PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

THE DOW CHEMICAL COMPANY	27.20%
DORINCO 100
MIDLAND, MI 48674

MCKINSEY MASTER RETIREMENT TRUST	15.34%
55 EAST 52ND STREET 29TH FLOOR
NEW YORK, NY 10055
7.67%
MONSANTO SAVINGS AND INVESTMENT PLAN'S
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE 46TH FLOOR
NEW YORK, NY 10166

FFTW FUNDS WORLDWIDE PORTFOLIO	7.43%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE 46TH FLOOR
NEW YORK. NY 10166

CORPORATION FOR SUPPORTIVE HOUSING	5.54%
50 BROADWAY SUITE 1700
NEW YORK, NY 10004

LIMITED DURATION PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

H E B INVESTMENT & RETIREMENT PLAN TRUST	42.80%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE 46TH FLOOR
NEW YORK, NY 10166

ROCKDALE HEALTH SYSTEM INC	20.76%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE 46TH FLOOR
NEW YORK , NY 10166

WELLS FARGO BANK NA	18.34%
PO BOX 1533
MINNEAPOLIS, MN 55480

CHARLES SCHWAB & CO INC	8.32%
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104

MCKINSEY MASTER RETIREMENT TRUST	5.39%
55 EAST 52ND STREET 29TH FLOOR
NEW YORK, NY 10055

MORTGAGE-BACKED PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT STAFF RETIREMENT PLAN	31.47%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVE 46TH FLOOR
NEW YORK, NY 10166

INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT RETIREMENT STAFF BENEFITS PLAN	31.17%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVE 46TH FLOOR
NEW YORK, NY 10166

THE NORTHERN TRUST CO TR	23.21%
PO BOX 92956
CHICAGO, IL 60675

FFTW FUNDS WORLDWIDE PORTFOLIO	12.09%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE 46TH FLOOR
NEW YORK, NY 10166

WORLDWIDE PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

ATWELL & CO	25.06%
PO BOX 2044
PECK SLIP STATION NEW YORK, NY 10038
15.19%
CHRISTIAN CHURCH FOUNDATION
COMMON BALANCED FUND
PO BOX 1986
INDIANAPOLIS, IN 46206
12.37%
CHRISTIAN CHURCH FOUNDATION
BEASLEY GROWTH FUND
PO BOX 1986
INDIANAPOLIS, IN 46206

GENEVA REGIONAL HEALTH SYSTEM INC	11.78%
196 NORTH STREET
GENEVA, NY 14456

ANGLERBASS & CO	7.26%
200 NEWPORT AVE 7TH FLOOR
NORTH QUINCY, MA 02171

COMMUNITY FOUNDATION OF	7.06%
THE OZARKS INC
901 ST LOUIS STREET
SUITE 701
SPRINGFIELD, MO 65806

RIPON COLLEGE	5.36%
P O BOX 248
RIPON, WI 54971

SEI PRIVATE TRUST COMPANY	5.30%
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456

WORLDWIDE CORE PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

WENDEL & CO	50.89%
C/O BANK OF NEW YORK
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10268

WENDEL & CO	28.83%
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10268

NATIONAL FINANCIAL SERVICES CORPORATION	9.22%
200 LIBERTY ST 1 FINANCIAL CENTER
NEW YORK, NY 10281

PERSHING LLC	7.01%
PO BOX 2052
JERSEY CITY, NJ 07303

INTERNATIONAL PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

MITRA & Company	23.44%
11270 WEST PARK PLACE
SUITE 400
MILWAUKEE, WI 53224

FIDELITY INVESTMENTS INSTITUTIONAL	19.31%
OPERATIONS CO INC
100 MAGELLAN WAY (KW1C)
COVINGTON, KY 41015

GE FINANCIAL TRUST COMPANY	18.52%
3200 N CENTRAL AVE 6TH FLOOR
PHOENIX, AZ 85012

MAC & Company	13.27%
MUTUAL FUND OPERATIONS
P O BOX 3198
PITTSBURGH, PA 15230

NATIONAL FINANCIAL SERVICES CORPORATION	12.32%
200 LIBERTY ST 1 FINANCIAL CENTER
NEW YORK, NY 10281

MAC & Company	5.48%
MUTUAL FUNDS OPERATIONS
P O BOX 3198
PITTSBURGH , PA 15230

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

MCKINSEY MASTER RETIREMENT TRUST	74.11%
55 EAST 52ND STREET, 29TH FLOOR
NEW YORK, NY 10055

MCKINSEY MASTER RETIREMENT TRUST	25.36%
55 EAST 52ND STREET, 29th FLOOR
NEW YORK, NY 10055

U.S. INFLATION-INDEXED PORTFOLIO

NAME AND ADDRESS OF BENEFICIAL OWNER	PERCENT OF PORTFOLIO

MCKINSEY MASTER RETIREMENT TRUST	99.68%
MCKINSEY & COMPANY INC
55 EAST 52ND STREET, 29TH FLOOR
NEW YORK, NY 10055

DISTRIBUTION OF FUND SHARES

The Advisor Class and Investor Class shares of the Fund are distributed by Quasar, the Fund's principal underwriter, pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. Investors Bank pays the distribution fees payable pursuant to the Distribution Agreement. FFTW pays all other fees and expenses related to the distribution of Advisor Class shares. In this relationship, the Fund and Quasar have agreed to indemnify one another against certain liabilities. Investor Class shares are also distributed by other broker-dealers who have entered into an authorized dealer agreement with Quasar and the Fund.

The Directors have approved a Distribution Plan on behalf of Investor Class shares of each Portfolio (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) and a Shareholder Services Plan on behalf of Advisor Class and Investor Class shares of each Portfolio (the “Shareholder Services Plan”). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Distribution Plan, as approved by the Directors, allow the Investor Class to incur certain expenses that might be considered to constitute direct or indirect payment by the Portfolios of distribution expenses.

Pursuant to the Distribution Plan, each Portfolio is authorized to pay Quasar, as compensation for their services as distributor of the Investor Class shares of the Fund, and/or to other broker-dealers who have entered into an authorized dealer agreements with Quasar, as compensation for distribution-related services for each of the Portfolio’s Investor Class Shares, a distribution fee at the rate not to exceed 0.25% on an annualized basis of the average daily net assets of each Portfolio’s Investor Class Shares.

The amount of the fees payable by the Fund to Quasar or others is not related directly to expenses incurred by Quasar or others on behalf of the Fund in serving as distributor of the Investor Class Shares. The Distribution Plan and the Distribution Agreement do not obligate the Fund to reimburse Quasar or others for such expenses. If the distribution expenses with respect to the Investor Class Shares of the Fund exceed the fee set forth above, the Fund will not pay Quasar or others any additional fees. Conversely, if such expenses of Quasar or others are less than the fee set forth above, then the other party shall be entitled to keep any excess fee.

To the extent that the Distribution Plan gives the Fund and Quasar greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Shareholder Services Plan by local entities with whom shareholders have other relationships.

Pursuant to the Shareholder Services Plan, each Portfolio is authorized to make payments by a fund for personal service or maintenance of shareholder accounts. The payment for shareholder services for both the Investor and Advisor Classes may not exceed 0.25% of the average daily net assets of Investor Class or Advisor Class shares owned by their respective shareholders. All expenses incurred by a Portfolio in respect of the Shareholder Services Plan are borne by the holders of the applicable class of shares. Currently, no service fees are being charged to Investor or Advisor Class shares.

Because the Investor Class Shares had not yet commenced operations as of December 31, 2005, no distribution or service fees were paid for the fiscal year ended December 31, 2005.

Investors should note that not every Portfolio of the Fund listed in the Prospectus is registered in every state or territory. If a Portfolio is not registered in your state or territory, you may not purchase shares of that Portfolio.

SUPPLEMENTAL PORTFOLIO INFORMATION

PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. High portfolio turnover may involve greater brokerage commissions and transactions costs, which will be paid by a Portfolio; however, the Investment Adviser undertakes portfolio transactions with the objective of either reducing risk or improving return, and such transactions involve highly liquid securities with relatively low transaction costs. In addition, high turnover rates may result in increased short-term capital gains. The following table represents each Portfolio's portfolio turnover rate for the fiscal years ended December 31, 2005 and 2004.

Portfolio Name	Year Ended December 31, 2005	Year Ended December 31, 2004

U.S. Short-Term	176%	165%
Limited Duration	171%	191%
Mortgage-Backed	594%	595%
Worldwide	360%	327%
Worldwide Core	397%	381%
International	79%	221%
U.S. Inflation-Indexed	637%	774%
Global Inflation-Indexed Hedged	707%	593%

Turnover in the International Portfolio changed significantly during 2005 due to a change in the portfolio management team, which caused a restructuring of the securities in the Portfolio.

U.S. SHORT-TERM PORTFOLIO

Shares of the U.S. Short-Term Portfolio are not guaranteed by the U.S. government. The U.S. Short-Term Portfolio is not a money market fund, and may engage in investments not permitted by money market funds under applicable regulations.

SUPPLEMENTAL INVESTMENT INFORMATION

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

The different types of securities in which the Portfolios may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under “Investment Information." Additional information concerning the characteristics of certain of the Portfolios’ investments is set forth below.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES
U.S. Treasury and U.S. government agency securities differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. While U.S. government agency securities are issued under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities.

FOREIGN GOVERNMENT AND INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES
Obligations issued by foreign governmental entities have various kinds of government support. They include obligations issued or guaranteed by foreign governmental entities with taxing powers, and obligations issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government, or several foreign governments. Examples of international and supranational entities include the following:

a.	International Bank for Reconstruction and Development;

b.	European Steel and Coal Community;

c.	Asian Development Bank;

d.	European Bank for Reconstruction and Development; and

e.	Inter-American Development Bank.

The governmental members, or "shareholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

BANK OBLIGATIONS
Each Portfolio limits its U.S. bank obligation investments to U.S. banks meeting the Investment Adviser's creditworthiness criteria. Each applicable Portfolio limits its investments in foreign bank obligations to foreign banks (including U.S. branches of foreign banks) meeting the Investment Adviser's or the Sub-Adviser's investment quality standards. Generally, such foreign banks must be comparable to obligations of U.S. banks in which each Portfolio may invest.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions occur when a Portfolio sells mortgage-backed securities to a bank or dealer (the "counterparty") along with a commitment to purchase from the counterparty similar, but not necessarily identical, securities at a future date, at a predetermined forward price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The forward (purchase) price may be higher or lower than the sale price, depending on the projected interim cash flows and the financing rate for the securities during the period. Dollar rolls may be renewed over a period of several months with a new sale and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. The transaction may be preceded by a firm commitment agreement, pursuant to which the Portfolio agrees to buy a security on a future date. To prevent the Portfolio from using dollar roll transactions as a means of adding leverage beyond allowable limits, cash, U.S. government securities or other appropriate securities will be segregated in an amount sufficient to meet its purchase obligations under the transactions.

Dollar roll transactions are similar to reverse repurchase agreements in that they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received plus the interest the Portfolio receives by reinvesting the cash. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities (“MBS”) can be issued in multiple classes. Such securities are called multi-class mortgage-backed securities and the classes are often referred to as "tranches." MBS are issued at a specific fixed or floating coupon rate and have a stated maturity or final distribution date. Principal prepayment on the underlying assets may cause the MBS to be retired substantially earlier than its stated maturity or final distribution date. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal and interest on the underlying assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the underlying assets are applied to the classes of a series of a MBS in the order of their respective stated maturities. In this type of structure, no payment of principal will be made on any MBS class until all other classes having an earlier stated maturity have been paid in full.

OTHER ASSET-BACKED SECURITIES
Asset-backed securities (“ABS”) represent participations in, or are secured by and payable from, assets such as installment loan contracts (e.g. motor vehicles), leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, retail mortgage loans, and other categories of receivables. Such assets are typically securitized through the use of bankruptcy remote trusts and special purpose corporations. Consequently, these securities are collateralized by such assets pledged to the trust from which securities are issued. ABS may be subject to principal prepayments on the underlying assets, at varying speeds, which may cause the final maturity of the ABS to deviate significantly from its stated maturity or final distribution date. ABS may also be subject to liquidity constraints. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a third party financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

ZERO COUPON SECURITIES AND CUSTODIAL RECEIPTS
Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes whose unmatured interest coupons and scheduled principal repayments have been separated by their holder. A holder, typically a custodian bank or investment brokerage firm, separates the interest coupons (the “coupon”) from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have “stripped” the coupons and resold them in custodial receipt programs under names such as "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the beneficial owners. Counsel to the underwriters of these securities have stated that for Federal tax and securities law purposes, purchasers of such certificates, such as a Portfolio, will most likely be deemed the beneficial holders of the underlying U.S. Treasury securities.

The U.S. Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a Portfolio can have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured coupons by the holder, the corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

LOAN PARTICIPATIONS AND ASSIGNMENTS
A loan participation and/or assignment is an interest in a fixed or floating rate loan arranged through private negotiations between an entity whose securities a Portfolio could have purchased directly (a “borrower”) and one or more financial institutions (“lenders”). A Portfolio may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations. When a Portfolio purchases an assignment from a lender, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a participation, the Portfolio will have a contractual relationship only with the lender, and not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the lender, a Portfolio will acquire a participation only if the lender interpositioned between the Portfolio and the borrower is determined by the Investment Adviser to be creditworthy.

VARIABLE AMOUNT MASTER DEMAND NOTES
Variable amount master demand notes are investments of fluctuating amounts and varying interest rates made pursuant to direct arrangements between a Portfolio (as lender) and a borrower. These notes are generally non-transferable, and are not ordinarily rated by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

CURRENCY-INDEXED NOTES
A currency-indexed note makes interest and principal payments in the currency in which it is denominated. The amount of principal payable by the issuer at maturity, however, will fluctuate in response to changes in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. In selecting the two currencies with respect to which currency-indexed notes are adjusted, the Investment Adviser and the Sub-Adviser will consider the correlation and relative yields of various currencies. Each Portfolio will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES
Principal exchange rate linked securities ("PERLs") are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency. The return on standard PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar. PERLs are adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse PERLs differ from standard PERLs in that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of the foreign currency. Security interest payments are generally made in U.S. dollars at rates reflecting the degree of foreign currency risk assumed or given up by the note's purchaser.

PERFORMANCE INDEXED PAPER
Performance indexed paper ("PIPs") is U.S. dollar-denominated commercial paper whose yield is linked to certain foreign exchange rate movements. The investor's yield on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency. This yield is within a stipulated range of return at the time the obligation was purchased, lying within a guaranteed minimum rate below and a potential maximum rate above market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of return correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

OTHER FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES
Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, a Portfolio may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Portfolio's Investment Adviser or Sub-Adviser bases its decision to invest in any foreign currency exchange-related securities on the same general criteria applicable to any debt security. This includes the Portfolio's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure.

SECURITIES DENOMINATED IN MULTI-NATIONAL CURRENCY UNITS OR MORE THAN ONE CURRENCY
Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although they are issued by a governmental entity, corporation or financial institution of another nation.

FOREIGN CURRENCY WARRANTS
Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants entitling the holder to receive a cash amount from the warrants’ issuer (generally in U.S. dollars for warrants issued in the United States). This cash amount is calculated pursuant to a predetermined formula, based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants are generally exercisable when issued and expire at a specified date and time. They have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are subject to other risks associated with foreign securities, including risks arising from political or economic factors.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are linked to the inflation rate from worldwide markets such as the U.S. Treasury's "inflation-protection" securities ("TIPS"). The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount in the U.S. The inflation adjustments in the U.S. are based upon the Consumer Price Index for Urban Consumers (the “CPI”). The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program.

In addition to the U.S. Treasury's issues, inflation-indexed securities have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

MUNICIPAL INSTRUMENTS
Municipal notes include such instruments as tax anticipation notes, revenue anticipation notes and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds may be issued to raise money for various public purposes, and include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

Municipal obligation interest rates can be floating, variable or fixed. The values of floating and variable rate obligations are generally more stable than those of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights permitting a Portfolio to sell them upon short notice at par value plus accrued interest. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit (conditional commitments to lend) or letters of credit (which are ordinarily irrevocable) issued by domestic banks or foreign banks having a United States branch, agency or subsidiary. When considering whether an obligation meets a Portfolio's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.

Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.

Derivative Instruments
Derivative instruments are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a. Swaps
Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Currency Contracts
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure. Forward foreign currency contracts may also be used for non-hedging purposes.

d. Futures Contracts
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts
An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Derivatives are subject to the risk of changes in security prices, as well as credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio’s volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

SUPPLEMENTAL DESCRIPTION OF INVESTMENT TECHNIQUES

BORROWING
Each Portfolio may borrow money temporarily from banks when:

a.	it is advantageous to do so in order to meet redemption requests;

b.	a Portfolio fails to receive transmitted funds from a shareholder on a timely basis;

c.	the custodian of the Fund fails to complete delivery of securities sold; or

d.	a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio.

In addition, each Portfolio may, in effect, borrow money by lending securities through reverse repurchase agreements and/or dollar roll transactions. Securities may be borrowed by engaging in repurchase agreements.

SECURITIES LENDING
With the exception of the U.S. Short-Term Portfolio, each Portfolio may lend out its investment securities directly (i.e., not through reverse repurchase or dollar roll transactions). The value of these securities may not exceed 33 1/3% of the Portfolio's total assets. Such securities may be lent to banks, brokers and other financial institutions if the Portfolio receives in return, collateral in cash, U.S. government securities or irrevocable bank stand-by letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may terminate the loans at any time and the relevant Portfolio will then receive the loaned securities within five days. During the loan period, the Portfolio receives the income on the loaned securities and a loan fee, thereby potentially increasing its total return. At the present time, no Portfolio of the Fund participates in a securities lending program.

SUPPLEMENTAL DISCUSSION OF RISKS

The risks associated with the different types of securities in which the Portfolios may invest are described in the Prospectus under "Investment Information." Additional information concerning risks associated with certain of the Portfolio's investments is set forth below.

FOREIGN INVESTMENTS
Foreign financial markets, while growing in trading volume, have, for the most part, substantially less volume than United States markets. Thus, many foreign company securities are less liquid and their prices are more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of Portfolio assets remains uninvested, earning no return. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in Portfolio losses due to subsequent declines in security value or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Comparatively speaking, there is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. In addition, a foreign government may impose exchange control regulations, which may impact currency exchange rates or the ability to repatriate funds.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Certain markets may require payment for securities before delivery, and in such markets a Portfolio bears the risk that the securities will not be delivered and that the Portfolio’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments; present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets; and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Portfolio of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

FOREIGN BANK OBLIGATIONS
Foreign bank obligations involve somewhat different investment risks than those affecting United States bank obligations. Included in these risks are possibilities that:

a.	investment liquidity may be impaired due to future political and economic developments;

b.	their obligations may be less marketable than comparable obligations of United States banks;

c.	a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

d.	foreign deposits may be seized or nationalized;

e.	foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations;

f.	the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or

g.	the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

Foreign banks are not generally subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in some foreign countries are subject to additional risks because they engage in diversified securities activities.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions involve potential risks of loss that differ from those relating to the securities underlying the transactions. For example, should the counterparty become insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not necessarily identical, security to a Portfolio, the security which the Portfolio is required to buy under the dollar roll may be worth less than the security that was sold. There can be no assurance that a Portfolio's use of the cash it receives from a dollar roll will provide a return exceeding borrowing costs.

MORTGAGE AND ASSET-BACKED SECURITIES
Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("securitized assets") generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are often influenced by a variety of economic and social factors. In general, the loans supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans and are less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying securitized assets may default in their payments, creating delays or loss of principal.

Non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of a security interest in the underlying assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give them the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

New forms of asset-backed securities are continuously being created. Market experience in some of these securities is limited and liquidity may not have been tested in market cycles.

FORWARD COMMITMENTS
Portfolios may purchase securities on a when-issued or forward commitment basis. These transactions present a risk of loss should the value of the securities to be purchased increase prior to the settlement date and the counterparty to the trade fail to execute the transaction. If this were to occur, the Portfolio's net asset value, including a security's appreciation or depreciation purchased on a forward basis, would decline by the amount of such unrealized appreciation.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Portfolios may not benefit directly from any collateral supporting the loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. It may be necessary under the terms of a participation for a Portfolio to assert, through the lender, such rights as may exist against the borrower should the borrower fail to pay principal and interest when due or otherwise default on the loan. As a result, a Portfolio could be subject to delays, expenses and risks which are greater than those which would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of the borrower. In the event of bankruptcy or insolvency of a lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In the event of the bankruptcy or insolvency of the borrower, the Loan underlying a participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the lender.

In the event market prices are not readily available, assignments and participations will be valued at their fair value, as determined in accordance with the Fund’s Valuation procedures adopted by the Fund’s Board of Directors.

INFLATION-INDEXED SECURITIES
The U.S. Treasury began issuing inflation-indexed bonds in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the CPI will accurately measure the real rate of inflation in the price of goods and services.

Some countries may not guarantee the principal value of the inflation protected bonds that they issue, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

SUPPLEMENTAL HEDGING TECHNIQUES

Each of the Portfolios may enter into forward foreign currency contracts and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts and options on foreign currency futures contracts. These contracts are primarily entered into to protect against a decrease in the U.S. dollar equivalent value of a Portfolio’s foreign currency denominated securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Under normal circumstances, the Worldwide Core and Global Inflation-Indexed Hedged Portfolios intend to hedge their currency exchange risk to the extent feasible, but there can be no assurance that all of the assets of each Portfolio denominated in foreign currencies will be hedged at any time, or that any such hedge will be effective. Each of the other Portfolios may at times, at the discretion of the Investment Adviser or the Sub-Adviser, hedge all or some portion of its currency exchange risk.

Conditions in the securities, futures, options and foreign currency markets will determine whether, and under what circumstances, the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies. (See: “Investment Information” in the Prospectus and “Supplemental Tax Considerations” below for more information on hedging.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND ASSOCIATED RISKS
Each Portfolio may, and generally certain Portfolios will, purchase and sell forward contracts. A forward contract obligates one party to purchase and the other party to sell a defined foreign currency amount at some specified future date. Purchasing or selling forward contracts may help offset declines in U.S. dollar-equivalent value of a Portfolio's foreign currency denominated assets and the income available for distribution to Portfolio shareholders. These declines in U.S. dollar-equivalent value may be the result of adverse exchange rate changes between the U.S. dollar and the various foreign currencies in which a Portfolio's assets or income are denominated. The U.S. dollar-equivalent value of the principal amount of and rate of return on foreign currency denominated securities will decline should the U.S. dollar exchange rate rise in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

In addition to entering into forward contracts with respect to assets that a Portfolio holds (a "position hedge"), the Investment Adviser or Sub-Adviser may purchase or sell forward contracts or foreign currency options in a particular currency with respect to specific anticipated transactions (a "transaction hedge"). By purchasing forward contracts, the Investment Adviser or Sub-Adviser can establish the exchange rate at which a Portfolio will be entitled to exchange U.S. dollars for a foreign currency or a foreign currency for U.S. dollars at some point in the future. Thus, such contracts may lock in the U.S. dollar cost of purchasing foreign currency denominated securities, or set the U.S. dollar value of the income from securities it owns or the proceeds from securities it intends to sell.

While the use of foreign currency forward contracts may protect a Portfolio against declines in the U.S. dollar-equivalent value of the Portfolio's assets, such use will also reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar-equivalent prices of or rates of return on the assets held in the Portfolio.

The use of such techniques will subject the Portfolio to certain risks:

a.	foreign exchange markets can be highly volatile and are subject to sharp price fluctuations;

b.
trading forward contracts involves a degree of leverage, and relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the investor;

c.	trading losses that are not offset by corresponding gains in assets being hedged reduce the value of assets held by a Portfolio; and

d.
precise matching of the forward contract amounts and the value of the hedged Portfolio securities involved will not generally be possible. The future value of such foreign currency denominated Portfolio securities will change as a consequence of market movements. This change is unrelated to fluctuations in exchange rates. Thus, it may be necessary for a Portfolio to purchase additional foreign currency in the cash market (and bear the expense of such purchase) if the market value of the security is less than the amount of the foreign currency it must deliver pursuant to the forward contract.

If the Investment Adviser or Sub-Adviser incorrectly predicts the direction of such movements, a Portfolio's performance may decline because of the use of such contracts. The accurate projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Portfolio costs of engaging in foreign currency forward contracts will vary with factors such as:

a.	the foreign currency involved;

b.	the length of the contract period; and

c.	the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.

Furthermore, the Investment Adviser or Sub-Adviser may not be able to purchase forward contracts with respect to all of the foreign currencies in which the Portfolio's portfolio securities may be denominated, leaving a portion of the Portfolio unhedged against adverse exchange rate movements. Moreover, if the forward contract is entered into in an OTC transaction, the Portfolio generally will be exposed to the credit risk of its counterparty. Should a Portfolio enter into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale or trading of such contracts, and may impose limits on price moves. Such limits may affect significantly the ability to trade the contract or otherwise to close out the position, and could create potentially significant discrepancies between the cash and market value of the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge foreign currency denominated securities may reduce their rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

OTHER STRATEGIES OF CERTAIN PORTFOLIOS
Certain Portfolios may attempt to enhance returns by entering into forward contracts and currency options, as discussed below, in a particular currency in an amount in excess of the value of assets denominated in that currency or when they do not own assets denominated in that currency. If the Investment Adviser or Sub-Adviser is not able to predict correctly the direction and extent of movements in foreign currency exchange rates, entering into such forward or option contracts may decrease rather than enhance a Portfolio's return. In addition, if a Portfolio enters into forward contracts when it does not own assets denominated in that currency, the Portfolio's volatility may increase and losses on such contracts will not be offset by increases in the value of portfolio assets.

OPTIONS ON FOREIGN CURRENCIES
Each Portfolio may purchase and sell (or write) put and call options on foreign currencies protecting against:

a.	a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon, or

b.	a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase.

A foreign currency put option grants the holder the right, but not the obligation, to sell a specified amount of a foreign currency to its counterparty at a predetermined price on a later date. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase a specified amount of a foreign currency at a predetermined price at a later date.

As in the case of other types of options, a Portfolio's potential gain from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on the sale of in foreign currency options, requiring it to forego all or some of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option most likely will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised, allowing the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If movement in the expected direction does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or some of the gains that might otherwise have been obtained from favorable movements in exchange rates.

OPTIONS ON SECURITIES
Each Portfolio may also enter into options on securities or on indices of securities. A put option on a security grants the holder the right, but not the obligation, to sell the security to its counterparty at a predetermined price at a later date. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase the security underlying the option at a predetermined price at a later date.

Normally, a Portfolio would purchase put options in anticipation of a decline in the market value of securities it holds or securities it intends to purchase. If a Portfolio purchases a put option and the value of the security decreases below the strike price of the option, the Portfolio has the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction). Thus, the Portfolio would protect itself against any further decrease in the value of the security during the term of the option.

Conversely, if the Investment Adviser or Sub-Adviser anticipates that a security that it intends to acquire will increase in value, it might cause a Portfolio to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the potential gain to the Portfolio will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security falls instead of rises, the Portfolio will have foregone a portion of the gain of the decreased price of the security in the amount of the option premium and the related transaction costs.

A Portfolio would purchase put and call options on securities indices for the same reasons, as it would purchase options on securities. Options on securities indices are similar to options on securities except that options on securities indices reflect the change in price of a group of securities rather than an individual security. The exercise of options on securities indices is settled in cash rather than by delivery of the securities comprising the index underlying the option.

A Portfolio's transactions in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

CONSIDERATIONS CONCERNING OPTIONS
The writer of an option receives a premium that it retains regardless of whether the option is exercised. The purchaser of a call option has the right to purchase the securities or currency subject to the option at a specified price (the "exercise price") for a specified period of time. By writing a call option, the writer becomes obligated during the term of the option, and upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. Therefore, the writer of a call option loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

Conversely, the purchaser of a put option has the right to sell the securities or currency subject to the option, to the writer of the put option at the specified exercise price for a specified period of time. Upon exercise of the put option, the writer of the put option is obligated to purchase the securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

Each Portfolio may purchase and sell both exchange-traded and OTC options. Although many options on equity securities and options on currencies are currently exchange-traded, options on debt securities are primarily traded in the OTC market. The writer of an exchange-traded option wishing to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

An exchange-traded option position may be closed out only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Portfolio, or trading in such options might be limited or halted by the exchange on which the option is trading. In such cases, it might not be possible to effect closing transactions, with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market in an option it has written, it will not be able to sell the underlying security or currency until either: 1) the option expires, or 2) the Portfolio delivers the underlying security or currency upon exercise or otherwise cover its position.

EXCHANGE TRADED AND OTC OPTIONS
U.S. exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed. Thus, in effect, every exchange-traded option transaction is guaranteed. In contrast, OTC options are contracts between a Portfolio and its counterparty with no clearing organization guarantee. Thus, when the Portfolio purchases OTC options, it relies on the dealer from whom it purchased the option to make or take delivery of the securities underlying the option. The dealer's failure to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Investment Adviser or Sub-Adviser will purchase options only from dealers determined by the Investment Adviser to be creditworthy.

Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes an OTC option, it generally will be able only to close out the OTC option prior to its expiration by entering into a closing purchase transaction with the original issuing dealer of the OTC option. A Portfolio will only enter into OTC options with dealers who are capable of entering into closing transactions with the Portfolio. There can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised, or different cover is substituted. In the event of insolvency of the counterparty, the Portfolio may be unable to liquidate an OTC option. In the case of options written by a Portfolio, the inability to enter into a closing purchase transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a covered position with respect to any call option on a security it writes, the Portfolio may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Portfolio's ability to sell a portfolio security at a time when such a sale might be advantageous.

FOREIGN CURRENCIES
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Thus, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The use of options to hedge a Portfolio's foreign currency-denominated holdings or to enhance return raises additional considerations. As described above, a Portfolio may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Portfolio will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur, or if it does not exceed the amount of the premium and related transaction costs, the Portfolio will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Portfolio obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

A Portfolio also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Portfolio the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the value of the underlying currency or security below the exercise price. This right limits the Portfolio's losses from declines in the currency's or security's value below the exercise price to the premium paid for the option and related transaction costs. If the market price of the currency or security should increase, however, the profit that the Portfolio might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

The value of an option position will reflect, among other things:

a.	the current market price of the underlying currency or security;

b.	the time remaining until expiration;

c.	the relationship of the exercise price to the market price;

d.	the historical price volatility of the underlying asset; and

e.	security and general market conditions.

For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser or the Sub-Adviser to forecast the volatility and direction of price fluctuations in the underlying currency or securities market.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or currency at the time the options are written. Options purchased by a Portfolio expiring unexercised have no value, and therefore a loss will be realized in the amount of the premium paid and related transaction costs. If an option purchased by a Portfolio is in the money prior to its expiration date, unless the Portfolio exercises the option or enters into a closing transaction with respect to that position, the Portfolio will not realize any gain on its option position.

A Portfolio's activities in the options markets may result in higher turnover rates and additional brokerage costs. Nevertheless, the Portfolio may also save on commissions and transaction costs by hedging through such activities, rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

FUTURES CONTRACTS
Each Portfolio may enter into contracts for the purchase or sale for future delivery (a "futures contract") of:

a.	fixed-income securities or foreign currencies;

b.	contracts based on financial indices, including any index of U.S. government securities;

c.	foreign government securities; and

d.	corporate debt securities.

U.S. futures contracts are offered on exchanges which have been designated as "contracts markets" by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund. A Portfolio will enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, and GNMA pass-through mortgage-backed securities. Portfolios may also enter into futures contracts based on securities that would be eligible investments for such Portfolio and that are denominated in currencies other than the U.S. dollar. This includes, without limitation, futures contracts based on government bonds issued in the United Kingdom, Japan, the Federal Republic of Germany, France and Australia and futures contracts based on three-month Euro-deposit contracts in the major currencies.

A Portfolio purchases or sells futures contracts in an attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if a Portfolio expected the value of a foreign currency to increase against the U.S. dollar, the Portfolio might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities held by the Portfolio would decline, but the value of the futures contracts would increase at approximately the same rate. Thus, the Portfolio's net asset value would not decline as much as it otherwise would have.

Although futures contracts, by their terms, call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the expiration date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are performed through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (the "initial margin"). It is expected that the initial margin on U.S. exchanges will range from approximately 3% to approximately 15% of the value of the securities or currencies underlying the contract. Under certain circumstances, however, such as periods of high volatility, an exchange may require the Portfolio to increase the level of the initial margin. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day, the Portfolio is required to provide (or is entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to:

a.	investors' obligations to meet additional variation margin requirements;

b.	decisions to make or take delivery, rather than entering into offsetting transactions; and

c.	the difference between margin requirements in the securities markets and margin deposit requirements in the futures market.

The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser or Sub-Adviser may not result in a successful transaction.

The Investment Adviser believes that use of such contracts and options thereon will benefit the Portfolios. However, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Portfolio's overall performance will be poorer than if it had not entered into any such contracts or purchased or written options. For example, if a Portfolio hedges against an interest rate increase (which would adversely affect the price of debt securities held), and interest rates decrease, the Portfolio would lose part or all of the benefit of the increased value of its assets. This would result in offsetting losses in its futures positions. In such situations, if the Portfolio has insufficient cash, it may have to sell some of its assets to meet daily variation margin requirements.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts is subject to the development and maintenance of liquid markets. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option or let it expire. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits of the amount that the price of a futures contract or related option contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

There are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. It may also be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

OPTIONS ON FUTURES CONTRACTS
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Thus, a Portfolio may purchase a put option on a futures contract to hedge against the risk of rising interest rates. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, a Portfolio that is not fully invested may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

Writing a call option on a futures contract constitutes a partial hedge against decreasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price of the option at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, providing a partial hedge against any decline that may have occurred in the Portfolio's holdings. Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, providing a partial hedge against any increase in the price of securities, which a Portfolio intends to purchase. If a Portfolio's put or call option is exercised, it will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may be reduced or increased by changes in the value of its securities.

In addition to the correlation risks discussed above, purchasing an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until the market for such options has developed sufficiently and, in the opinion of the Investment Adviser or Sub-Adviser, the risks connected with such options are not greater than the risks connected with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, the purchase of a call or put option on a foreign currency futures contract could result in a loss if there is no movement in the price of the underlying currency or futures contract; this is not true of futures contracts.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares).

FOR ALL PORTFOLIOS EXCEPT INTERNATIONAL AND LIMITED DURATION PORTFOLIOS

The Fund has adopted the following fundamental investment restrictions relating to the investment of each Portfolio's assets and its activities (except for the International and Limited Duration Portfolios). Each Portfolio may not:

a.
borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities transactions are not considered borrowings;

b.	issue senior securities, except to the extent permitted under the 1940 Act;

c.	underwrite securities of other issuers;

d.	purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or

e.	purchase or sell physical commodities or related commodity contracts.

FOR ALL PORTFOLIOS EXCEPT GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

f.	invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry).

FOR THE GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

g.
Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by one or more of the following foreign governments: United Kingdom, France, Australia, Canada, New Zealand, Germany, Japan and Sweden (collectively, the “Government Group”). Except for securities issued by the Government Group or U.S. Government Securities, the Global Portfolio will not invest more than 25% of its total assets in any industry or foreign government. If the Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer’s securities in the Portfolio will not be more than fifteen percentage points higher than that issuer’s weighting in the Barclays Global Inflation-Linked Bond Index Hedged, the Portfolio’s benchmark index, or any replacement benchmark index that is selected and approved by the Fund’s Board of Directors. In the event that the Board of Directors seeks to replace the Portfolio’s benchmark index, the Portfolio’s shareholders will be given sixty (60) days’ prior notice of the change;

h.	make loans to other persons, except by:

i.	the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and
ii.	engaging in repurchase agreements.

FOR THE INTERNATIONAL AND LIMITED DURATION PORTFOLIOS

These Portfolios have adopted the following fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. Each Portfolio may not:

a.
borrow money, except by engaging in reverse repurchase agreements or dollar roll transactions (reverse repurchase agreements and dollar roll transactions that are covered are not considered borrowing, pursuant to SEC regulations and SEC staff position), or from a bank as a temporary measure for settlement of securities and shareholder transactions; provided that the Portfolio will not borrow more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., the Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);

b.	issue senior securities (other than as specified in clause a);

c.	underwrite securities of other issuers;

d.
purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

e.	sell securities short (does not include options, futures, options on futures or forward currency contracts);

f.	purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

g.	purchase or sell physical commodities or related commodity contracts;

h.	invest more than 25% of its total assets in the securities of issuers in any industry (other thatn U.S. Government Securities, the banking industry and the finance industry); or

i.	make loans to other persons, except by:

i.	the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and
ii.	engaging in repurchase agreements;

j.	invest in companies for the purpose of exercising control or management;

k.
purchase or retain securities of any issuer if the officers, directors or trustees of the Portfolio, or its advisors or managers, own beneficially more than one half of one percent (0.5%) of the securities of the issuer, or together own beneficially more than five percent (5%) of the securities of that issuer; or

l.
invest more than fifteen percent (15%) of the Portfolio's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

FOR THE U.S. SHORT-TERM PORTFOLIO

This Portfolio has adopted the following additional fundamental policy. The Portfolio may not invest more than 5% of its total assets in the securities of any issuer (other than securities issued by the U.S. government, its agencies and instrumentalities, and repurchase agreements), or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio’s assets.

FOR ALL PORTFOLIOS EXCEPT U.S.INFLATION-INDEXED AND GLOBAL INFLATION-INDEXED HEDGED PORTFOLIOS

With respect to each Portfolio's fundamental policy regarding industry concentration, the Fund has adopted the following operating policies for each Portfolio based on each Portfolio's investment objectives, policies and operating history:

All Portfolios except the U.S. Inflation-Indexed Portfolio:

Under normal circumstances, each Portfolio will invest more than 25% of its total assets in the securities of issuers in the banking and finance industry. For the purposes of this limitation, the banking and finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

For the U.S. Inflation-Indexed Portfolio:

Under normal circumstances, the Portfolio will not invest more than 25% of its assets in securities in any industry (other than U.S. Government Securities).

NON-FUNDAMENTAL RESTRICTIONS
Non-fundamental restrictions may be amended at any time by the Fund’s Board of Directors without the approval of shareholders.

Shareholders will be provided with at least 60 days’ prior written notice of any changes with respect to each Portfolio’s non-fundamental policy immediately listed below pursuant to Rule 35d-1 of the 1940 Act, which requires a Portfolio with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the Portfolio’s name.

U.S. SHORT-TERM PORTFOLIO
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of no greater than 3 years.

MORTGAGE-BACKED PORTFOLIO
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in mortgage-backed and asset-backed securities of U.S. and foreign issuers.

U.S. INFLATION-INDEXED PORTFOLIO
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO
Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Portfolio will attempt to actively utilize currency hedging techniques. The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies.

Additional non-fundamental investment restrictions with respect to the U.S. Short-Term, Worldwide and Worldwide Core Portfolios are listed below:

U.S. SHORT-TERM, WORLDWIDE AND WORLDWIDE CORE PORTFOLIOS
Each Portfolio may not enter into repurchase agreements if, as a result thereof, more than 25% of total assets would be subject to repurchase agreements.

TIME OF PURCHASE TEST
The above standards, restrictions and percentage limitations shall be determined immediately after, and as a result of, the Portfolio's acquisition of a security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and restrictions.

ILLIQUID SECURITIES
The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Portfolio has adopted an investment policy regarding the purchase or sale of OTC options. The purchase or sale of OTC options will be suspended if:

a.
the total market value of a Portfolio's outstanding OTC options exceeds 15% of the Portfolio's net assets, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable;

b.
the market value of the underlying securities covered by OTC call options currently outstanding that were sold by such Portfolio exceeds 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable; or

c.
margin deposits on such Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable.

Although this policy on illiquid securities is not fundamental and may be amended at any time without shareholder approval, the Fund will not change or modify this policy prior to a change or modification by the SEC of its position.

PORTFOLIO TRANSACTIONS

The Portfolios' debt securities are primarily traded in the OTC market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. The Fund enters into financial futures and options contracts that normally involve brokerage commissions.

For the last three fiscal years, the amount of brokerage commissions (associated with financial futures and options contracts) paid by each Portfolio was as follows:

Portfolio Name	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003

U.S. Short-Term	$260	$141	$0
Limited Duration	$2,193	$3,262	$3,594
Mortgage-Backed	$7,226	$7,409	$6,887
Worldwide	$11,855	$21,744	$16,972
Worldwide Core	$3,592	$6,302	$11,050
International	$6,893	$7,721	$7,385
U.S. Inflation-Indexed	$0	$0	$0
Global Inflation-Indexed Hedged*	$0	$0	$0

*The Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

The cost of executing transactions will consist primarily of dealer spreads. These spreads are not included in Portfolio expenses and, therefore, are not subject to the expense cap. Nevertheless, this spread, in the absence of the intended positive effects of each such transaction, will decrease the total return of the Portfolio. A Portfolio will buy one asset and sell another only if the Investment Adviser and/or the Sub-Adviser believes it is advantageous to do so after considering the effect on the Portfolio's total return of the additional custodial charges and the spread.

All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, the Sub-Adviser, Quasar, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities. The Investment Adviser and/or Sub-Adviser may decide that a particular investment that is appropriate for one Portfolio is also appropriate for another Portfolio, client or fund. If this occurs, the transaction, as well as related expenses, will be allocated in a manner deemed equitable by the Investment Adviser in accordance with the Investment Adviser’s compliance policies.

Certain Portfolios are expected to invest substantial portions of their assets in foreign securities. Since costs associated with transactions in foreign securities are generally higher than costs associated with transactions in domestic securities, the operating expense ratios of these Portfolios can be expected to be higher than that of a Portfolio investing exclusively in domestic securities.

As of December 31, 2005, the Portfolios owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

	Value
U.S. Short-Term Portfolio Investors Bank & Trust Dresdner Bank Societe Generale	$ $ $	6,794,554 5,000,000 5,000,000

Limited Duration Portfolio Investors Bank & Trust		$1,599,644

Mortgage-Backed Portfolio Investors Bank & Trust		$5,839,416

Worldwide Portfolio Dresdner Bank Societe Generale Investors Bank & Trust Barclays Bank Den Danske Bank	$ $ $ $ $	4,000,000 4,000,000 1,713,583 812,851 213,284

Worldwide Core Portfolio Societe Generale Investors Bank & Trust	$ $	400,000 152,980

International Portfolio Dresdner Bank Societe Generale Investors Bank & Trust	$ $ $	3,500,000 3,500,000 2,995,134

U.S. Inflation-Indexed Portfolio Investors Bank & Trust		$1,115,881

Global Inflation-Indexed Hedged Portfolio Societe Generale Investors Bank & Trust	$ $	500,000 652,539

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted a policy regarding selective disclosure of portfolio holdings (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance by the Fund and by the separate investment series of the Fund (each a “Series”) and its service providers with (i) the applicable restrictions of the federal securities laws such as the 1940 Act and the Investment Advisers Act of 1940 (“Advisers Act”), and (ii) general principles of fiduciary duty.

The Disclosure Policies state that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

(a)
The Fund, or its duly authorized service providers, may publicly disclose a Series’ portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission.

(b)
In addition, the Fund anticipates posting information regarding its portfolio holdings on its website, which information is expected to be updated on a monthly basis. A summary or list of a Series’ completed purchases and sales (sometimes referred to as the “trade commentary”) may only be made publicly available simultaneously or after the public disclosure of a Series’ portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Fund.

In addition, the Fund’s Chief Compliance Officer has authorized the release of information regarding each portfolio’s holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Portfolio currently including:

(i)	Investors Bank & Trust Company, in connection with the provision of services as the Funds’ Custodian, Administrator and Securities Lending Agent;

(ii)	The Funds’ independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds’ financial statements and certain non-audit services;

(iii)	Third-party providers of pricing services, such as Reuters, Bridge and IDC; and

(iv)	Ratings Agencies, such as S&P, Morningstar and Lipper Analytical Services.

The Fund may distribute this information to these parties before its general public disclosure is required or authorized; provided that:

(a)
prior to dissemination, the Fund’s chief compliance officer, upon receiving a specific request for a list of portfolio holdings, will decide to provide this information only after concluding that disclosure of portfolio holdings is in the best interests of portfolio shareholders. Such disclosure is only permitted if the Fund’s chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Fund’s investment adviser, distributor, or any affiliated person of the portfolios, the investment adviser or the distributor, above those of portfolio shareholders;

(b)
the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Series before the portfolio holdings or results of the analysis become public information; and

(c)	the recipient signs a written Confidentiality Agreement.

Any waiver of these Disclosure Policies shall be reported to the Fund’s Board of Directors.

SECURITIES VALUATION

Securities for which market quotations are readily available are valued at prices provided by a pricing service that, in the opinion of the Investment Adviser, most nearly represent the market values of such securities at 4:00 p.m. Eastern time. For exchange-traded securities, such prices are determined using the last reported sale price on that exchange, or if no sales are reported, the last reported bid price (asked price for short sales). Securities and other financial instruments for which reliable over-the-counter market quotations are readily available are valued at the latest bid price (asked price for short sales). Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

If any securities held by the Portfolios are illiquid, the Investment Adviser determines their fair value following procedures approved by the Fund’s Board of Directors. The fair value of such securities is generally determined as the amount that a Portfolio could reasonably expect to realize for the security upon its current sale. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Portfolio in connection with such disposition).

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Fund. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information, the values of certain securities (such as convertible bonds and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Fund. Occasionally, events affecting the value of securities may occur between such times and the close of the Fund, which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund’s Board of Directors. In addition, securities held by some of the Portfolios may be traded in foreign markets that are open for business on days that a Portfolio is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of such Portfolio.

SUPPLEMENTAL TAX CONSIDERATIONS

The following summary of tax consequences does not purport to be complete. It is based on U.S. federal tax laws and regulations in effect on the date of this SAI, which are subject to change by legislative or administrative action. Investors are advised to consult their own tax advisor for more complete information on specific tax consequences.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
Each active Portfolio has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Tax Code"). To qualify as a RIC, a Portfolio must, among other things:

a.
derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income from certain publicly traded partnerships or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");

b.	diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year:

i)
at least 50% of the Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer; and

ii)
not more than 25% of the value of the Portfolio's total assets is invested in (other than U.S. government securities or the securities of other RICs) the securities of any one issuer, or in two or more “controlled” issuers in the same or similar trades or businesses, or in certain publicly traded partnerships; and

c.	distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).

If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to Federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of:

a.	98% of its ordinary income (not taking into account any capital gains or losses, determined on a calendar year basis;

b.	98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and

c.	any undistributed amounts from previous years.

Each Portfolio intends to distribute all of its net income and gains; shareholders may automatically reinvest in additional shares unless they elect to receive cash distributions. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

DISTRIBUTIONS
Distributions by a Portfolio of net investment income and net short-term capital gains are taxable to Portfolio shareholders as ordinary income regardless of whether the distribution is received in cash or additional Portfolio shares. Distributions of net long-term capital gains that are designated by the Portfolio as capital gain dividends are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Portfolio have been held by such shareholders and regardless of whether the distribution is received in cash or in additional Portfolio shares. It is not anticipated that any portion of the distributions made by the Portfolios will not qualify for the corporate dividends received deduction and/or reduced rates on qualified dividends for individual shareholders. Certain distributions paid by a Portfolio in January will be treated as paid on the prior December 31st if the declaration date and record date of the distribution was during the last quarter of the calendar year.

SALE OF SHARES
Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete Portfolio liquidation, a shareholder usually will realize a capital gain or loss (assuming the shareholder holds the shares as a capital asset). This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the sale or exchange of such shares. Should a disposition fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder holds Portfolio shares for six months or less and during that period receives a distribution payable of long-term capital gains, any loss realized on the sale of such shares during such six month period would be a long-term loss to the extent of such distribution.

ZERO COUPON SECURITIES AND INFLATION-INDEXED SECURITIES
A Portfolio's investment in zero coupon securities will result in Portfolio income equal to a portion of the excess of the stated redemption price of the securities over their adjusted issue price (the "original issue discount"), prior amortized value or purchased cost for each year that the securities are held. This is so even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax. In addition, any increase in the principal amount of an inflation-indexed bond will generally be considered taxable ordinary income at the time of such increase, even though the principal amount is not paid until maturity.

HEDGING TRANSACTIONS
Certain options, futures and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are generally treated as 60 percent long-term and 40 percent short-term capital gains or losses ("60/40 treatment"). This is so regardless of the length of the Portfolio's actual holding period for the contract. Also, a Portfolio holding a section 1256 contract at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"). As such, any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss. Hedging transactions may increase the amount of short-term capital gain realized by the Portfolios. Such gain is taxed as ordinary income when distributed to shareholders.

STRADDLES
The hedging transactions undertaken by a Portfolio may result in "straddles" for Federal income tax purposes, affecting the character of gains or losses realized by the Portfolio. Losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, a Portfolio may be required to capitalize, instead of currently deducting, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. To date, only a few regulations implementing the straddle rules have been adopted; thus, the Portfolio tax consequences of engaging in straddles transactions are unclear.

A Portfolio may make one or more of the elections available under the Tax Code that apply to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Straddle rules may affect the amount, character and timing of gains or losses from the positions that are part of a straddle. The amount of Portfolio income distributed and taxed as ordinary income or long-term capital gain to shareholders may be increased or decreased compared to a fund not engaging in such hedging transactions.

FOREIGN CURRENCY-RELATED TRANSACTIONS
Gains or losses attributable to exchange rate fluctuations are generally treated as ordinary income or loss when they occur between the time a Portfolio accrues interest or other receivables, accrues expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities. In addition, gains or losses may be the result of:

a.	certain option dispositions;

b.	futures and forward contracts;

c.	debt security dispositions denominated in a foreign currency; or

d.	fluctuations in foreign currency value between the date of acquisition of the security or contract and the date of disposition.

These gains or losses, referred to under the Tax Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to shareholders as ordinary income.

BACKUP WITHHOLDING
A Portfolio may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions, including those deemed to be distributed as a result of the automatic reinvestment by the shareholder of its distributions in additional shares of the Portfolio. The withholding rate applies to shareholders who:

a.	fail to provide the Portfolio with their correct taxpayer identification number;

b.	fail to make required certifications; or

c.	have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

FOREIGN SHAREHOLDERS
A Foreign Shareholder, qualifying as a non-resident alien, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") may have to pay U.S. tax depending on whether the Portfolio income is "effectively connected" with a U.S. trade or business.

If a Foreign Shareholder's Portfolio income is effectively connected with a U.S. trade or business, then:

a.	distributions of investment company taxable income,

b.	capital gain dividends, and

c.
any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Such shareholders may also be subject to the branch profits tax at a 30% rate.

If a foreign shareholder's Portfolio income is not "effectively connected" with a U.S. trade or business, the distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate).

Under recently enacted legislation, a Portfolio may be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision would apply with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. In light of the limited number of foreign investors, the Portfolios may choose to not make such designations. It should also be noted that, even if such designations are made, the provision would not eliminate all withholding on distributions by the portfolios to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or other investments would still be subject to withholding when distributed to foreign investors.

If a Foreign Shareholder's Portfolio income is not "effectively connected" with a U.S. trade or business, the distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate).

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisers regarding investment tax consequences of investing in a Portfolio.

SHORT SALES
Subject to the rules concerning constructive sales (see below), each of certain Portfolios will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Tax Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period of time the Portfolio held the security used to close the short sale. The distribution requirements applicable to the Portfolio's assets may limit the extent to which each Portfolio will be able to engage in short sales and transactions in options, futures and forward contracts.

CONSTRUCTIVE SALES
Under normal circumstances, a Portfolio may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale depends on the Portfolio's holding period in the property. Loss from a constructive sale is recognized when the property is subsequently disposed of, and its character would depend on the Portfolio's holding period and the application of various loss deferral provisions of the Tax Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

FOREIGN INCOME
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The amount of foreign tax cannot be predicted in advance because the amount of a Portfolio's assets that may be invested in a particular country is subject to change.

Certain Portfolios may invest in shares of foreign corporations that may be classified under the Tax Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to shareholders. In general, under PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio would be required to include in its gross income its shares of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market a Portfolio's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains from shares in the same PFIC included in income in prior years. There can be no assurance that a fund will be able to make the above elections and a fund may possibly incur tax from investments in PFIC shares.

If more than 50% of a Portfolio's total asset value at the end of its taxable year consists of securities of foreign corporations as will be expected with respect to the Fund’s international portfolios, the Portfolio will be eligible, and may elect, to "pass through" to shareholders the Portfolio's foreign income and similar taxes it has paid. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) a pro rata share of the foreign taxes paid by the Portfolio in gross income. The Portfolio will be entitled either to deduct (as an itemized deduction) that amount in computing taxable income or use that amount as a foreign tax credit against U.S. Federal income tax liability. The amount of foreign taxes for which a shareholder can claim a credit in any year will be subject to limitations set forth in the Tax Code, including a separate limitation for "passive income," which includes, among other items, dividends, interest and certain foreign currency gains. Shareholders not subject to U.S. Federal income tax on portfolio income may not claim this deduction or credit. Shareholders of the international portfolios will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by such Portfolio will "pass through" for the year.

OTHER TAXES
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. government obligations may be exempt from taxation. Foreign investors will generally be subject to withholding at a 30% rate (unless a lower rate applies under an applicable tax treaty) on dividends (other than distributions of long-term capital gains) paid by a fund. Shareholders should consult their own tax advisers concerning these matters.

SHAREHOLDER INFORMATION

Certificates representing a particular Portfolio's shares will not be issued to shareholders. Investors Bank, the Fund's Transfer Agent, maintains accounts for each shareholder. The registration and transfer of shares, as recorded in these accounts, shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of purchases and redemptions are sent to each shareholder. Monthly account statements are sent detailing all transactions, including shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require a shareholder to provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.) Neither the Fund, Quasar nor the Transfer Agent will be responsible for the validity of written or telephonic requests.

Should conditions exist making cash payments undesirable, the Fund reserves the right to honor any Portfolio redemption request by making payment in whole or in part in readily marketable securities and valued as they are for purposes of computing the Portfolio's net asset value (“redemption-in-kind”). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Thus, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.

CUSTODIAN AND ACCOUNTING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116-5021, is Custodian and Accounting Agent for the Fund.

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116-5021, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

LEGAL COUNSEL

Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006-2401, is legal counsel for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP is the Independent Registered Public Accounting Firm for the Fund.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2005 are incorporated herein by reference to the Annual Report to Shareholders covering this period.

APPENDIX A
QUALITY RATING DESCRIPTIONS

STANDARD & POOR'S

AAA. Bonds rated AAA are the highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Bonds rated CC are currently highly vulnerable to nonpayment.

C. Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

A-1. S&P's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S INVESTORS SERVICE, INC.

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. These bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. These bonds possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. These bonds are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. These bonds possess speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B. These bonds lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. This rating represents bonds, which may be in default, or, there may be present elements of danger with respect to principal or interest.

Ca. This rating represents highly speculative bonds. Such instruments are often in default or have other marked shortcomings.

C. The lowest class of bonds, with poor prospects of attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end or its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of high importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this rating are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this rating are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

MIG-3. Notes bearing this rating are of favorable quality, although liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

P-3. Issuers have an acceptable ability for repayment of senior short-term obligations.

FITCH RATINGS

International Long-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

Fischer Francis Trees & Watts

Company Policy for Proxy Voting and Other Corporate Actions

FFTW manages only fixed income portfolios which are primarily invested in sovereign or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity stocks.

On occasion, however, FFTW does receive corporate governance notices which commonly will fall into one of the following categories:

1)
Exchange offers - Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.

2)	Tender offers - These offers are generally where the issuer makes a tender to back some types of notes.

3)
Consents - This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders’ authority and consent in order to implement the changes.

FFTW’s policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm’s policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (1) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client’s investment objectives) and (2) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW’s Chief Investment Officer, Chief Operating Officer or its Chief Legal and Risk Officer, or their respective delegees, will review the matter to ensure that the client’s interests are placed ahead of any interest that FFTW may have in connection with the vote.